As filed with the Securities and Exchange Commission on October 12, 2000

                                                      Registration No. 333-11910
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                         POST-EFFECTIVE AMENDMENT No. 1
                                       TO
                                    FORM F-4

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                              --------------------

MAXCOM TELECOMUNICACIONES,                              CORPORATIVO EN
 S.A. DE C.V.                                         TELECOMUNICACIONES,
                                                          S.A. DE C.V.

             (Exact Name of Registrant as Specified in Its Charter)

MAXCOM TELECOMMUNICATIONS, INC.                     TELECOMMUNICATIONS CORPORATE
                                                           SERVICES, INC.

                 (Translation of Registrant's Name into English)

            Mexico                                             Mexico

         (State or other Jurisdiction of Incorporation or Organization)

             481                                                 481

            (Primary Standard Industrial Classification Code Number)

        Not applicable                                     Not applicable

                     (I.R.S. Employer Identification Number)

      Magdalena No. 211                                   Magdalena No. 211
      Colonia del Valle                                   Colonia del Valle
  03100 Mexico, D.F. Mexico                           03100 Mexico, D.F. Mexico
       (525) 147-1111                                      (525) 147-1111

   (Address and Telephone Number of Registrant's Principal Executive Offices)

   C T Corporation System                            C T Corporation System
  1633 Broadway, New York,                          1633 Broadway, New York,
       New York 10019                                    New York 10019
       (212) 479-8220                                    (212) 479-8220

             (Name, Address including Zip Code and Telephone Number,
               including Area Code, of Agent for Service of Process)

                              --------------------
                                With copies to:

                            Carlos E. Martinez, Esq.
                               Proskauer Rose LLP
                                 1585 Broadway
                            New York, New York 10036
                                 (212) 969-3160
                              --------------------

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.


================================================================================

          This post-effective amendment No. 1 to Form F-4 is being filed to add the signature of the authorized representative in the United States for each of the registrants.

                                 SIGNATURE PAGE

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, Maxcom Telecomunicaciones, S.A. de C.V. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mexico, Mexico, on October 11, 2000.

                            MAXCOM TELECOMUNICACIONES, S.A. DE C.V.

                            By:      /s/Alejandro Martinez Alvarez
                               --------------------------------------
                                  Name:   Alejandro Martinez Alvarez
                                  Title:  Attorney-in-fact



                            By:      /s/Gonzalo Alarcon Iturbide
                               --------------------------------------
                                  Name:   Gonzalo Alarcon Iturbide
                                  Title:  Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, Corporativo en Telecomunicaciones, S.A. de C.V. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mexico, Mexico, on October 11, 2000.

                            CORPORATIVO EN TELECOMUNICACIONES, S.A. DE C.V.

                            By:      /s/Alejandro Martinez Alvarez
                               --------------------------------------
                                  Name:   Alejandro Martinez Alvarez
                                  Title:  Attorney-in-fact


                            By:      /s/Gonzalo Alarcon Iturbide
                               --------------------------------------
                                  Name:   Gonzalo Alarcon Iturbide
                                  Title:  Attorney-in-fact

                     MAXCOM TELECOMUNICACIONES, S.A. de C.V.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


                   Signature                                      Title                                 Date
                   ---------                                      -----                                 ----


By: /s/ Adrian Aguirre Gomez                      Series A Director, Chairman of the Board
   ------------------------------------------     and Acting Principal Executive Officer            October 11, 2000
Name:   Adrian Aguirre Gomez                      (Principal Executive Officer)

By: /s/ Alejandro Eduardo Martinez Alvarez        Chief Financial Officer
   ------------------------------------------     (Principal Financial and Accounting Officer)      October 11, 2000
        Alejandro Eduardo Martinez Alvarez

By: /s/ Salvador Guillermo Ochoa Delgado
   ------------------------------------------
        Salvador Guillermo Ochoa Delgado          Director of Human Resources                       October 11, 2000

By: /s/ Maria Guadalupe Aguirre Gomez
   ------------------------------------------     Series A Director                                 October 11, 2000
Name:   Maria Guadalupe Aguirre Gomez

By: /s/ Maria Trinidad Aguirre Gomez
   ------------------------------------------     Series A Director                                 October 11, 2000
Name:   Maria Trinidad Aguirre Gomez

By: /s/ Maria Elena Aguirre Gomez
   ------------------------------------------     Series A Director                                 October 11, 2000
Name:   Maria Elena Aguirre Gomez

By: /s/ Gilberto Solis Silva
   ------------------------------------------     Series A Director                                 October 11, 2000
Name:   Gilberto Solis Silva

By: /s/ Raul Guijarro de Pablo
   ------------------------------------------     Series A Director                                 October 11, 2000
Name:   Raul Guijarro de Pablo

By: /s/ Miguel Sepulveda Martinez
   ------------------------------------------     Series A Director                                 October 11, 2000
Name:   Miguel Sepulveda Martinez

By: /s/ Michael R. Coltrane
   ------------------------------------------     Series B Director                                 October 11, 2000
Name:   Michael R. Coltrane



                   Signature                                      Title                                 Date
                   ---------                                      -----                                 ----


By: /s/ Barry R. Rubens
   ------------------------------------------     Series B Director                                 October 11, 2000
Name:   Barry R. Rubens

By: /s/ Jacques Gliksberg
   ------------------------------------------     Series N Director                                 October 11, 2000
Name:   Jacques Gliksberg

By: /s/ Graeme Mills
   ------------------------------------------     Series N Director                                 October 11, 2000
Name:   Graeme Mills

By: /s/ Salvatore Grasso
   ------------------------------------------     Series N Director                                 October 11, 2000
Name:   Salvatore Grasso

By: /s/ Hurdle H. Lea, III
   ------------------------------------------     Series N Director                                 October 11, 2000
Name:   Hurdle H. Lea, III

By: /s/ Donald J. Puglisi
   ------------------------------------------     Authorized Representative
Name:   Donald J. Puglisi                         in the United States of
                                                  Maxcom Telecommunicaciones, S.A. de C.V.          October 11, 2000


                 CORPORATIVO EN TELECOMUNICACIONES, S.A. de C.V.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



                   Signature                                      Title                                 Date
                   ---------                                      -----                                 ----


By: /s/ Adrian Aguirre Gomez                      Director, Chairman of the Board and Acting
   ------------------------------------------     Principal Executive Officer                       October 11, 2000
Name:   Adrian Aguirre Gomez                      (Principal Executive Officer)

By: /s/ Alejandro Eduardo Martinez Alvarez        Chief Financial Officer
   ------------------------------------------     (Principal Financial and Accounting Officer)      October 11, 2000
        Alejandro Eduardo Martinez Alvarez

By: /s/ Adrian Aguirre Gomez
   ------------------------------------------
        Adrian Aguirre Gomez                      Director                                          October 11, 2000

By: /s/ Maria Guadalupe Aguirre Gomez
   ------------------------------------------     Director                                          October 11, 2000
Name:   Maria Guadalupe Aguirre Gomez

By: /s/ Maria Trinidad Aguirre Gomez
   ------------------------------------------     Director                                          October 11, 2000
Name:   Maria Trinidad Aguirre Gomez

By: /s/ Gilberto Solis Silva
   ------------------------------------------     Director                                          October 11, 2000
Name:   Gilberto Solis Silva

By: /s/ Raul Guijarro de Pablo
   ------------------------------------------     Director                                          October 11, 2000
Name:   Raul Guijarro de Pablo

By: /s/ Miguel Sepulveda Martinez
   ------------------------------------------     Director                                          October 11, 2000
Name:   Miguel Sepulveda Martinez

By: /s/ Michael R. Coltrane
   ------------------------------------------     Director                                          October 11, 2000
Name:   Michael R. Coltrane

By: /s/ Barry R. Rubens
   ------------------------------------------     Director                                          October 11, 2000
Name:   Barry R. Rubens



                   Signature                                      Title                                 Date
                   ---------                                      -----                                 ----


By: /s/ Jacques Gliksberg
   ------------------------------------------     Director                                          October 11, 2000
Name:   Jacques Gliksberg

By: /s/ Graeme Mills
   ------------------------------------------     Director                                          October 11, 2000
Name:   Graeme Mills

By: /s/ Salvatore Grasso
   ------------------------------------------     Director                                          October 11, 2000
Name:   Salvatore Grasso

By: /s/ Hurdle H. Lea, III
   ------------------------------------------     Director                                          October 11, 2000
Name:   Hurdle H. Lea, III

By: /s/ Maria Elena Aguirre Gomez
   ------------------------------------------     Director                                          October 11, 2000
Name:   Maria Elena Aguirre Gomez

By: /s/ Donald J. Puglisi
   ------------------------------------------     Authorized Representative
Name:   Donald J. Puglisi                         in the United States of Corporativo en
                                                  Telecommunicaciones, S.A. de C.V.                 October 11, 2000
